UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 06, 2024
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered (1)
Common Stock, $0.0001 par value per share	NSTGQ	N/A
(1)  On February 14, 2024, our common stock was suspended from trading on the NASDAQ Global Market (“NASDAQ”). On February 14, 2024, our common stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “NSTGQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously disclosed, on February 4, 2024, NanoString Technologies, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).
As previously disclosed, on April 17, 2024, the Company entered into an Asset Purchase Agreement (the “Bruker Asset Purchase Agreement”) with Bruker Corporation (“Bruker”) to sell substantially all of the assets of the Company and its subsidiaries (the “Business”) for a cash purchase price of $392,555,000 along with Bruker’s assumption of certain liabilities of the Business (including liabilities related to all outstanding intellectual property litigation) (the “Sale Transaction”). A copy of the Bruker Asset Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 19, 2024, which is incorporated herein by reference.
On April 19, 2024, the Court entered an order approving the Sale Transaction.
On May 6, 2024, the Company and Bruker consummated the Sale Transaction.
Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the consummation of the transactions described in the Bruker Asset Purchase Agreement, effective as of May 6, 2024, R. Bradley Gray has been discharged from his duties and terminated as CEO and President of the Company and K. Thomas Bailey has been discharged from his duties and terminated as Chief Financial Officer. Additionally, in connection with the consummation of the transactions described in the Bruker Asset Purchase Agreement, effective as of May 6, 2024, Joseph M. Beechem, the Company’s Chief Scientific Officer and Senior Vice President, Research and Development, has accepted an offer of employment from Bruker and in connection therewith has been deemed to have resigned and is discharged from his duties with the Company.
Item 8.01 Other Events.
On May 6, 2024, the Company and Bruker issued a joint press release announcing the consummation of the Sale Transaction. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.
Cautionary Statements Regarding Trading in the Company’s Securities.
The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.
Cautionary Note Regarding Forward-Looking Statements
This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the uncertainty of distributions to equity securityholders in the Cases; and other statements regarding the Company’s strategy and future operations, performance, and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects.
There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the chapter 11 process; the outcome and timing of the chapter 11 process; possible proceedings that may be brought by third parties in connection with the chapter 11 process or the potential asset sale; and the timing or amount of distributions, if any, to the Company’s stakeholders.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 6, 2024.
104	The cover page from NanoString Technologies, Inc.’s Current Report on Form 8-K is formatted in iXBRL.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	May 6, 2024	By:	/s/ K. Thomas Bailey
K. Thomas Bailey
Chief Financial Officer